UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

ZaZa Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 26, 2015, ZaZa Energy Corporation (the “Company”) received a letter (the “NASDAQ Letter”) from The NASDAQ Listing Qualifications Staff (the “Staff”) stating that the Staff has determined that the Company’s securities will be delisted from The NASDAQ Stock Market LLC (“NASDAQ”).  The Company has appealed the Staff’s determination to delist its securities, and NASDAQ has scheduled a hearing for October 1, 2015 to hear the Company’s appeal.  Until the NASDAQ hears the Company’s appeal and makes a final determination on the appeal, the delisting action referenced in the NASDAQ Letter has been stayed and the Company’s shares of common stock will continue to be listed for trading on the NASDAQ.  There can be no assurance that the Company will be successful in its appeal and be able to retain the listing of its shares of common stock on NASDAQ.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2015

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks President and Chief Executive Officer

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